                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07564

             Morgan Stanley California Quality Municipal Securities
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley California Quality Municipal Securities performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

INCOME EARNED BY CERTAIN SECURITIES IN THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

FUND REPORT

For the year ended October 31, 2006

MARKET CONDITIONS


Against the backdrop of strong economic growth, good employment data and inflationary pressures stemming from rising oil prices, the Federal Open Market Committee (the "Fed") continued its tightening campaign during the first eight months of the reporting period, raising the federal funds target rate six times to 5.25 percent at the end of June. In the months that followed, however, economic growth moderated as consumer spending and housing weakened while inflation concerns eased, prompting the Fed to keep its target rate unchanged for the remainder of the period.

Short-term municipal bonds posted the lowest returns as Fed rate hikes pushed yields in this portion of the market higher. Representative yields on two-year AAA municipals increased from 3.10 percent to 3.50 percent during the period. In contrast, long-term municipal bonds earned the best returns, with yields on 30-year AAA-rated municipal bonds declining from 4.60 percent to 4.10 percent. Accordingly, the spread between long-term and short-term interest rates narrowed and the slope of the municipal yield curve flattened dramatically. Many investors continued to favor the higher income of lower-quality bonds and as a result, credit spreads remained tight. Credit spreads measure the incremental yield investors are willing to accept to assume additional credit risk. When credit spreads tighten, lower-quality issues typically outperform high-grade issues.

Continued interest in the municipal market by institutional investors and non-traditional buyers such as hedge funds strengthened demand for municipal bonds. However, municipal bond issuance lagged last year's record pace by 12 percent in the first 10 months of 2006. The overall decline was due in great part to a slowdown of refunding activity to roughly one half of the previous year's rate. Issuers in California, Texas, Florida, New York and Illinois accounted for about 40 percent of 2006 year-to-date underwriting volume. Bond issues backed by insurance had close to a 50 percent market share.

Strong demand and lower supply helped municipal bond performance keep pace with that of Treasuries. The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. A decline in this ratio indicates that while municipals outperformed Treasuries for the period measured, they also became richer (less attractive) on a relative basis. During the 12-month reporting period, the 30-year municipal-to-Treasury yield ratio declined from 92 to 87 percent. In comparison, this yield ratio reached a high of 102 percent in 2005.

The State of California continued to lead the nation in municipal issuance, despite new volume declines of almost 20 percent. California's municipal market has benefited from the continued strengthening of its credit fundamentals and the near-term credit outlook for the state is stable. California's large and diverse economy continued to grow and employment gains were in line with the national average. On the fiscal front, a rebound in capital gain and stock option taxes contributed to higher revenues. In addition, Governor Schwarzenegger has made progress advancing a number of his municipal funding proposals. The state still faces challenges, however, with budget deficits, pension funding litigation and immigration issues among the most significant.

PERFORMANCE ANALYSIS


For the 12-month period ended October 31, 2006, the net asset value (NAV) of Morgan Stanley California Quality Municipal Securities (IQC) increased from $15.35 to $15.53 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.7475 per share and a long-term capital gain distribution of $0.204 per share, the Trust's total NAV return was 8.04 percent. IQC's value on the New York Stock Exchange (NYSE) moved from $14.43 to $14.77 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 9.31 percent. IQC's NYSE market price was at a 4.89 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 224,700 shares of common stock at a weighted average market discount of 5.42 percent. Past performance is no guarantee of future results.

Monthly dividends for the fourth quarter of 2006, declared in September, decreased from $0.0625 to $0.06 per share. The dividend reflects the current level of the Trust's net investment income. IQC's level of undistributed net investment income was $0.077 per share on October 31, 2006, versus $0.10 per share 12 months earlier.(1)

During the reporting period, the Trust's interest-rate posture continued to reflect the anticipation of higher rates. As a result, at the end of October the Trust's option-adjusted duration* including leverage was positioned at 10.8 years. To implement this strategy of reducing the portfolio's duration, a U.S. Treasury futures hedge was used. This positioning helped total returns as interest rates rose but tempered performance when rates declined. Purchases during the period favored bonds with maturities of 20 years or longer. The Trust benefited from this emphasis on the long end of the yield curve, as this segment of the market performed strongly.

The Trust maintained its high quality bias with more than 85 percent of the portfolio rated A or better. However, exposure to investment grade bonds rated BBB was modestly increased by purchases of tobacco securitization bonds in the industrial development/pollution control sector. This had a positive impact on performance as lower-rated issues outperformed. Another boost to performance came from issues that appreciated when they were pre-refunded. The Trust's net assets of approximately $193 million, including preferred shares, were invested among 13 long-term sectors and 59 credits. As of the close of the period, the Trust's largest allocations were to the water and sewer, tax allocation and public facilities sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

The Fed's policy of raising interest rates throughout much of the period increased the cost of ARPS borrowing to the common shareholder, which reduced the benefits of leverage. During this 12-month period, ARPS leverage contributed approximately $0.08 per share to common-share earnings. The Trust had three ARPS series totaling $55 million, representing 28 percent of net assets, including preferred shares. ARPS rates ranged from 2.00 to 3.75 percent during the fiscal period.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

   TOP FIVE SECTORS
   Water & Sewer                                       24.8%
   Tax Allocation                                      20.7
   Public Facilities                                   16.9
   Hospital                                            15.2
   General Obligation                                  14.0

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             55.2%
   Aa/AA                                               11.0
   A/A                                                 22.5
   Baa/BBB                                             11.3

Data as of October 31, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of October 31, 2006


WEIGHTED AVERAGE MATURITY: 21 YEARS(A)

0-5                                                                                1
6-10                                                                               7
11-15                                                                             11
16-20                                                                             22
21-25                                                                             36
26-30                                                                             16
30+                                                                                7

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

    Portfolio structure is subject to change.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of October 31, 2006


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

2007(a)                                                                           11
2008                                                                               3
2009                                                                               1
2010                                                                               3
2011                                                                              19
2012                                                                              10
2013                                                                              23
2014                                                                               9
2015                                                                              11
2016+                                                                             10

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.2%

2007(a)                                                                           5.5
2008                                                                              5.0
2009                                                                              5.2
2010                                                                              5.6
2011                                                                              5.1
2012                                                                              5.1
2013                                                                              5.3
2014                                                                              5.2
2015                                                                              4.7
2016+                                                                             5.0

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 5.5% on 11% of the long-term portfolio that is callable in 2007.

    Portfolio structure is subject to change.

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (143.6%)
            General Obligation (14.0%)
            California,
$  5,000      Various Purpose Dtd 04/01/02............................  6.00 %   04/01/19   $  5,995,400
   1,375      Various Purpose Dtd 04/01/93............................  5.90     04/01/23      1,386,619
   6,900    Poway Unified School District, 2002 Ser A (MBIA)..........  5.00     08/01/27      7,260,456
            San Francisco City & County,
   3,360      Laguna Honda Hospital (FSA)++...........................  5.00     06/15/30      3,543,708
     160      Laguna Honda Hospital RITES PA 1387 (FSA)...............  6.905@   06/15/30        194,992
   1,000    Washington Unified School District, 2004 Ser A (FGIC).....  5.00     08/01/21      1,076,040
                                                                                            ------------
--------
                                                                                              19,457,215
  17,795
                                                                                            ------------
--------
            Educational Facilities Revenue (13.3%)
   1,240    ABAG Finance Authority for Nonprofit Corporations,
              California School of Mechanical Art - Lick-Wilmeading
              High School Ser 2002....................................  5.25     10/01/26      1,304,331
            California Educational Facilities Authority,
   2,000      Pitzer College Ser 2005 A...............................  5.00     04/01/30      2,082,860
   1,000      University of Redlands Ser 2005 A.......................  5.00     10/01/31      1,041,200
   2,000    California Infrastructure & Economic Development Bank, The
              Scripps Research Institute Ser 2005 A...................  5.00     07/01/29      2,108,420
     500    California Municipal Finance Authority, American Heritage
              Education Foundation Ser 2006 A.........................  5.25     06/01/26        524,740
            California State University,
   1,400      Ser 2003 A (FGIC).......................................  5.25     11/01/21      1,525,622
   1,200      Ser 2005 A (Ambac)......................................  5.00     11/01/35      1,271,988
   1,100    San Diego County, Burnham Institute for Medical Research
              Ser 2006 COPs...........................................  5.00     09/01/34      1,135,244
            University of California,
   2,000      Multi Purpose Ser Q (FSA)...............................  5.00     09/01/31      2,104,140
   5,000      Ser 2003 A (Ambac)......................................  5.00     05/15/33      5,242,600
                                                                                            ------------
--------
                                                                                              18,341,145
  17,440
                                                                                            ------------
--------
            Electric Revenue (12.4%)
            Los Angeles Department of Water & Power,
   3,000      2003 Ser A Subser A-2 (MBIA)**..........................  5.00     07/01/22      3,193,740
   2,000      2001 Ser A..............................................  5.00     07/01/24      2,042,640

                       See Notes to Financial Statements
 8

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
$  4,000    Modesto Irrigation District, Ser 2001 A COPs (FSA)
            Santa Clara,..............................................  5.00 %   07/01/31   $  4,153,599
   2,610      Sub Ser 2003 A (MBIA)...................................  5.00     07/01/23      2,774,300
   2,735      Sub Ser 2003 A (MBIA)...................................  5.00     07/01/24      2,903,531
   2,000    Turlock Irrigation District, Refg 1998 Ser A (MBIA).......  5.00     01/01/26      2,064,840
                                                                                            ------------
--------
                                                                                              17,132,650
  16,345
                                                                                            ------------
--------
            Hospital Revenue (15.2%)
            California Health Facilities Financing Authority,
   2,555      Catholic Healthcare West 2004 Ser G.....................  5.25     07/01/23      2,728,280
   3,000      Cedars-Sinai Medical Center Ser 1997 A (MBIA)...........  5.25     08/01/27      3,091,830
   2,000      Cedars-Sinai Medical Center Ser 2005....................  5.00     11/15/34      2,084,420
   1,000      Kaiser Permanente Ser 2006 A............................  5.25     04/01/39      1,066,510
   5,000    California Infrastructure & Economic Development Bank,
              Kaiser Hospital Ser 2001 A..............................  5.55     08/01/31      5,323,000
            California Statewide Community Development Authority,
   3,000      Adventist Health West 2005 Ser A........................  5.00     03/01/35      3,111,120
   1,000      Huntington Memorial Hospital Ser 2005...................  5.00     07/01/27      1,048,300
   2,500    Central California Joint Powers Health Financing
              Authority, Community Hospitals of Central California Ser
              2000 COPs...............................................  6.00     02/01/30      2,631,700
                                                                                            ------------
--------
                                                                                              21,085,160
  20,055
                                                                                            ------------
--------
            Industrial Development/Pollution Control Revenue (5.3%)
   2,500    California County Tobacco Securitization Agency, Gold
              Country Settlement Funding Corp Ser 2006................  5.25     06/01/46      2,553,425
   2,500    California Pollution Control Financing Authority, San
              Diego Gas & Electric Co 1996 Ser A......................  5.90     06/01/14      2,800,175
   2,000    Tobacco Securitization Authority of Northern California,
              Sacramento County Tobacco Securitization Corporation Ser
              2005 A-1................................................  5.00     06/01/37      2,041,020
                                                                                            ------------
--------
                                                                                               7,394,620
   7,000
                                                                                            ------------
--------
            Mortgage Revenue - Multi-Family (0.7%)
   1,000    Independent Cities Lease Financing Authority, San Juan
--------      Mobile Estates Ser 2006 A...............................  5.00     05/15/31      1,018,590
                                                                                            ------------
            Mortgage Revenue - Single Family (5.0%)
            California Housing Finance Agency,
   2,915      Home 1993 Ser B.........................................  5.65     08/01/14      2,918,673
   2,000      Ser 2006 K (AMT)++......................................  4.70     08/01/31      2,004,190
   2,000      Ser 2006 K (AMT)++......................................  4.75     08/01/36      2,011,030
                                                                                            ------------
--------
                                                                                               6,933,893
   6,915
                                                                                            ------------
--------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (16.9%)
            California Public Works Board,
$  1,000      Butterfield State Office 2005 Ser A.....................  5.25 %   06/01/30   $  1,071,630
   2,000      Mental Health 2004 Ser A................................  5.00     06/01/24      2,108,900
   2,965      Mental Health 2004 Ser A................................  5.00     06/01/25      3,122,501
   1,000    Capistrano Unified School District, Community Facilities
              District #98-2 Ladera Ser 2005 (FGIC)...................  5.00     09/01/29      1,062,650
   4,000    Irvine Unified School District, Community Facilities
              District #86-1 Ser 1998 (Ambac).........................  5.00     11/01/19      4,179,640
   2,000    Modesto Community Facilities District #4-1, Ser 2006......  5.15     09/01/36      2,039,300
   3,000    Sacramento City Financing Authority, 2003 Capital Impr
              (Ambac).................................................  5.00     12/01/33      3,148,440
   2,000    San Jose Financing Authority, Civic Center Ser 2002 B
              (Ambac).................................................  5.00     06/01/37      2,078,120
   1,000    Simi Valley Public Financing Authority, Ser 2004 COPs
              (Ambac).................................................  5.00     09/01/30      1,052,530
            Puerto Rico Public Buildings Authority,
   3,000      Ser D (Ambac)...........................................  0.00#    07/01/30      2,497,860
   1,000      Ser J (Ambac) (Mandatory Tender 07/01/12)...............  5.00     07/01/36      1,067,700
                                                                                            ------------
--------
                                                                                              23,429,271
  22,965
                                                                                            ------------
--------
            Tax Allocation Revenue (20.7%)
   2,100    Burbank Public Financing Authority, Golden State
              Redevelopment 2003 Ser A (Ambac)........................  5.25     12/01/21      2,270,541
   1,000    Chula Vista Public Financing Authority, Ser A 2005
              (MBIA)..................................................  5.00     09/01/29      1,056,590
   1,000    Culver City Redevelopment Agency, Ser 2005 A (Ambac)......  5.00     11/01/25      1,057,710
   2,000    Milpitas Redevelopment Agency, Area #1 Ser 2003 (MBIA)....  5.00     09/01/22      2,115,380
            Poway Redevelopment Agency,
   3,010      Paguay Redev 2003 Ser A (MBIA)++........................  5.25     06/15/22      3,223,906
   3,390      Paguay Redev 2003 Ser A (MBIA)++........................  5.25     06/15/23      3,630,910
   3,780      Paguay Redev 2003 Ser A (MBIA)++........................  5.25     06/15/24      4,048,626
   7,000    Rosemead Redevelopment Agency, Project #1 Ser 1993 A......  5.60     10/01/33      7,005,320
   2,000    San Diego Redevelopment Agency, Centre City Ser 2004 A
              (XLCA)..................................................  5.00     09/01/23      2,122,900
   2,000    San Jose Redevelopment Agency, Merged Area Ser 2002
              (MBIA)..................................................  5.00     08/01/32      2,067,600
                                                                                            ------------
--------
                                                                                              28,599,483
  27,280
                                                                                            ------------
--------
            Transportation Facilities Revenue (7.6%)
   3,000    Bay Area Toll Authority, San Francisco Bay Area Toll
              Bridge 2006 Ser F.......................................  5.00     04/01/31      3,200,610
   3,000    Port of Oakland, Refg Ser N (AMT) (MBIA)..................  5.00     11/01/22      3,126,120
   4,000    San Jose, Airport Ser 2001 A (FGIC).......................  5.00     03/01/31      4,130,960
                                                                                            ------------
--------
                                                                                              10,457,690
  10,000
                                                                                            ------------
--------

                       See Notes to Financial Statements
 10

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Water & Sewer Revenue (24.8%)
$  2,000    California Department of Water Resources, Central Valley
              Ser Y (FGIC)............................................  5.25 %   12/01/19   $  2,181,420
   1,500    Eastern Municipal Water District, Water & Sewer Refg Ser
              2006 A COPs (FSA).......................................  5.00     07/01/32      1,593,840
   4,000    Los Angeles Department of Water & Power, Water 2001 Ser
              A.......................................................  5.125    07/01/41      4,140,360
   2,000    Los Angeles, Wastewater Refg Ser 2003 B (FSA).............  5.00     06/01/22      2,127,780
   8,400    Metropolitan Water District of Southern California, 2003
              Ser B-2 (FGIC)..........................................  5.00     10/01/27      8,848,392
   4,000    Sacramento County Sanitation Districts Financing
              Authority, Refg Ser 2001 (Ambac)........................  5.00     12/01/27      4,148,040
   2,000    San Diego County Water Authority, Ser 2004 A COPs (FSA)...  5.00     05/01/29      2,117,060
   4,000    San Diego Public Facilities Authority, Sewer Ser 1993 A...  5.25     05/15/20      4,003,200
   5,000    San Francisco Public Utilities Commission, Water Refg Ser
              A 2001 (FSA)............................................  5.00     11/01/31      5,195,850
                                                                                            ------------
--------
                                                                                              34,355,942
  32,900
                                                                                            ------------
--------
            Other Revenue (6.1%)
   5,000    California Economic Recovery, Ser 2004 A..................  5.00     07/01/16      5,306,800
   2,000    Golden State Tobacco Securitization Corporation, Enhanced
              Asset Backed Ser 2005 A.................................  5.00     06/01/45      2,068,740
   1,000    Puerto Rico Government Development Bank, Ser 2006 B.......  5.00     12/01/16      1,083,750
                                                                                            ------------
--------
                                                                                               8,459,290
   8,000
                                                                                            ------------
--------
            Refunded (1.6%)
   2,000    Riverside, Water Ser 2001 (FGIC)..........................  5.00     10/01/11+     2,157,360
                                                                                            ------------
--------
 189,695    Total California Tax-Exempt Municipal Bonds (Cost $189,596,933)..............    198,822,309
                                                                                            ------------
--------
            California Short-Term Tax-Exempt Municipal Obligations
            (1.9%)
     400    Newport Beach, Hoag Memorial Presbyterian Hospital 1992
              Ser (Demand 11/01/06)...................................  3.36*    10/01/22        400,000
   2,100    California Health Facilities Finance Authority, Adventist
              West Ser 1998 Ser B (Demand 11/01/06)...................  3.47*    09/01/28      2,100,000
     100    Orange County Sanitation District, Ser 2000 COPs (Demand
              11/01/06)...............................................  3.37*    08/01/29        100,000
                                                                                            ------------
--------
   2,600    Total California Short-Term Tax-Exempt Municipal Obligations (Cost
            $2,600,000)..................................................................      2,600,000
                                                                                            ------------
--------
 192,295    Total Investments (Cost $192,196,933) (a) (b)................................    201,422,309
                                                                                            ------------
--------

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2006 continued

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
---------------------------------------------------------------------------------------------------------
$(10,610)   Floating Rate Note Obligations Related to Securities Held (-7.7%)
            Notes with interest rates ranging from 3.58% to 3.60% at October
            31, 2006 and   contractual maturities of collateral ranging from
            06/15/22 to 08/01/36   (see Note 1D)+++ (Cost ($10,610,000)).......             $(10,610,000)
                                                                                            ------------
--------
$181,685    Total Net Investments (Cost $181,586,933)..........................   137.8%     190,812,309
========
            Other Assets in Excess of Liabilities..............................     1.9        2,622,261
            Preferred Shares of Beneficial Interest............................   (39.7)     (55,000,000)
                                                                                  -----     ------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $138,434,570
                                                                                  =====     ============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

  AMT    Alternative Minimum Tax.
 COPs    Certificates of Participation.
 RITES   Residual Interest Tax-Exempt Security (Illiquid security).
   +     Refunded to call date shown.
   @     Current coupon rate for residual interest bond (See Note 8).
         This rate resets periodically as the auction rate on the
         related security changes.
         Position in an inverse floating rate municipal obligation
         has a value of $194,992, which represents 0.14% of net
         assets applicable to common shareholders.
  ++     Underlying security related to inverse floaters entered into by the Trust (See Note 1D).
  +++    Floating rate note obligations related to securities held.
         The interest rates shown reflect the rates in effect at
         October 31, 2006.
   #     Security is a "step-up" bond where the coupon increases on a predetermined future date.
   *     Current coupon of variable rate demand obligation.
  **     A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to
         $10,000.
  (a)    Securities have been designated as collateral in an amount equal to $2,110,625 in connection with the open futures
         contracts.
  (b)    The aggregate cost for federal income tax purposes is
         $181,562,313. The aggregate gross unrealized appreciation is
         $9,259,608 and the aggregate gross unrealized depreciation is $9,612, resulting in net unrealized appreciation of
         $9,249,996.

Bond Insurance:
---------------
 Ambac   Ambac Assurance Corporation.
 FGIC    Financial Guaranty Insurance Company.
  FSA    Financial Security Assurance Inc.
 MBIA    Municipal Bond Investors Assurance Corporation.
 XLCA    XL Capital Assurance Inc.

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2006:

NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH AND YEAR          AMOUNT AT VALUE   DEPRECIATION
---------------------------------------------------------------------------------------
   10          Short     U.S. Treasury Notes 5 year,
                                December 2006             $(1,055,625)      $ (5,965)
   10          Short     U.S. Treasury Notes 10 year,
                                December 2006              (1,082,188)       (11,278)
                                                                            --------
            Total Unrealized Depreciation..............................     $(17,243)
                                                                            ========

                       See Notes to Financial Statements
 12

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments in securities, at value
  (cost $192,196,933).......................................  $201,422,309
Cash........................................................        98,992
Interest receivable.........................................     2,747,341
Prepaid expenses and other assets...........................        11,351
                                                              ------------
    Total Assets............................................   204,279,993
                                                              ------------
Liabilities:
Floating rate note obligations related to securities held...    10,610,000
Payable for:
    Investment advisory fee.................................        45,609
    Common shares of beneficial interest repurchased........        38,029
    Administration fee......................................        13,514
    Variation margin........................................         7,656
    Transfer agent fee......................................         3,462
Accrued expenses and other payables.........................       127,153
                                                              ------------
    Total Liabilities.......................................    10,845,423
                                                              ------------
Preferred shares of beneficial interest (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,100 shares outstanding).................    55,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $138,434,570
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value 8,914,735 shares
  outstanding)..............................................  $128,359,758
Net unrealized appreciation.................................     9,208,133
Accumulated undistributed net investment income.............       689,335
Accumulated undistributed net realized gain.................       177,344
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $138,434,570
                                                              ============
Net Asset Value Per Common Share
($138,434,570 divided by 8,914,735 common shares
outstanding)................................................        $15.53
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2006

Net Investment Income:
Interest Income.............................................  $ 9,458,192
                                                              -----------
Expenses
Investment advisory fee.....................................      520,409
Interest and residual trust expenses........................      221,547
Administration fee..........................................      154,195
Auction commission fees.....................................      137,280
Professional fees...........................................       68,537
Shareholder reports and notices.............................       44,442
Auction agent fees..........................................       33,399
Transfer agent fees and expenses............................       27,886
Listing fees................................................       19,968
Custodian fees..............................................        9,241
Trustees' fees and expenses.................................        6,368
Other.......................................................       42,151
                                                              -----------
    Total Expenses..........................................    1,285,423

Less: expense offset........................................       (8,922)
                                                              -----------
    Net Expenses............................................    1,276,501
                                                              -----------
    Net Investment Income...................................    8,181,691
                                                              -----------
Net Realized and Unrealized Gain:
Net Realized Gain on:
Investments.................................................      227,646
Futures contracts...........................................      214,886
                                                              -----------
    Net Realized Gain.......................................      442,532
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................    3,294,563
Futures contracts...........................................     (282,417)
                                                              -----------
    Net Appreciation........................................    3,012,146
                                                              -----------
    Net Gain................................................    3,454,678
                                                              -----------

Dividends to preferred shareholders from net investment
  income....................................................   (1,668,476)
                                                              -----------
Net Increase................................................  $ 9,967,893
                                                              ===========

                       See Notes to Financial Statements
 14

Morgan Stanley California Quality Municipal Securities
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 2006   OCTOBER 31, 2005
                                                              ----------------   ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................    $  8,181,691       $  8,491,630
Net realized gain...........................................         442,532          2,792,879
Net change in unrealized appreciation/depreciation..........       3,012,146         (2,642,670)
Dividends to preferred shareholders from net investment
  income....................................................      (1,668,476)          (994,765)
                                                                ------------       ------------
    Net Increase............................................       9,967,893          7,647,074
                                                                ------------       ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................      (6,737,863)        (7,754,110)
Net realized gain...........................................      (1,857,321)          --
                                                                ------------       ------------
    Total Dividends and Distributions.......................      (8,595,184)        (7,754,110)
                                                                ------------       ------------

Decrease from transactions in common shares of beneficial
  interest..................................................      (3,237,149)        (4,537,378)
                                                                ------------       ------------
    Net Decrease............................................      (1,864,440)        (4,644,414)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................     140,299,010        144,943,424
                                                                ------------       ------------
End of Period
(Including accumulated undistributed net investment income
of
$689,335 and $913,983, respectively)........................    $138,434,570       $140,299,010
                                                                ============       ============

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006

1. Organization and Accounting Policies

Morgan Stanley California Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company, but operates as a diversified management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note Obligations Related to Securities Held -- The Trust enters into transactions in which it transfers to Dealer Trusts ("Dealer Trusts") fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts' assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "floating rate note obligations" on the "Statement of Assets and Liabilities". The Trust records the interest income from the fixed rate bonds under the caption "Interest Income" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and residual trust expenses" in the Trust's "Statement of Operations". The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At October 31, 2006, Trust investments with a value of $18,462,370 are held by the Dealer Trusts and serve as collateral for the $10,610,000 in floating rate note obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at October 31, 2006 are presented in the "Portfolio of Investments".

E. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2006 aggregated $26,957,589 and $26,475,299, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,740. At October 31, 2006, the Trust had an accrued pension liability of $52,182 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

offered as investment options under the Compensation Plan.
Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  1       260        $13,000      3.30%   11/07/06   2.099%- 3.55%
  2       240         12,000      3.111   11/02/06     2.15- 3.55
  3       600         30,000      2.95    11/07/06     2.00- 3.75

---------------------
    * As of October 31, 2006.
   ** For the year ended October 31, 2006.

Subsequent to October 31, 2006 and up through December 1, 2006, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.9% to 3.3% in the aggregate amount of $133,586.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   ------------
Balance, October 31, 2004...................................  9,456,613    $94,566    $136,039,717
Treasury shares purchased and retired (weighted average
  discount 7.76%)*+.........................................   (317,178)    (3,172)     (4,534,204)
                                                              ---------    -------    ------------
Balance, October 31, 2005...................................  9,139,435     91,394     131,505,513
Treasury shares purchased and retired (weighted average
  discount 5.42%)*..........................................   (224,700)    (2,247)     (3,234,902)
                                                              ---------    -------    ------------
Balance, October 31, 2006...................................  8,914,735    $89,147    $128,270,611
                                                              =========    =======    ============

---------------------
   * The Trustees have voted to retire the shares purchased.
   + Includes permanent tax adjustment.

6. Dividends to Common Shareholders

On September 26, 2006, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
             November 3,
  $0.06    2006............  November 17, 2006
             December 8,
  $0.06    2006............  December 22, 2006

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

8. Purposes of and Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 2006   OCTOBER 31, 2005
                                                              ----------------   ----------------
Tax-exempt income...........................................    $ 8,425,836         $8,801,053
Long- term capital gains....................................      1,857,319           --
                                                                -----------         ----------
Total distributions.........................................    $10,283,155         $8,801,053
                                                                ===========         ==========

As of October 31, 2006, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income.............................    $   717,306
Undistributed long-term gains...............................        160,129
                                                                -----------
Net accumulated earnings....................................        877,435
Temporary differences.......................................        (52,619)
Net unrealized appreciation.................................      9,249,996
                                                                -----------
Total accumulated earnings..................................    $10,074,812
                                                                ===========

Morgan Stanley California Quality Municipal Securities
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2006 continued

As of October 31, 2006, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to-market of open futures contracts.

10. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 for the fiscal year ending 2008 and the impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Morgan Stanley California Quality Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED OCTOBER 31
                                                          ---------------------------------------------------------------------
                                                            2006           2005           2004           2003           2002
                                                          ---------      ---------      ---------      ---------      ---------
Selected Per Share Data:
Net asset value beginning of period...................      $15.35         $15.33         $15.02         $14.95         $14.86
                                                            ------         ------         ------         ------         ------
Income from investment operations:
    Net investment income*............................        0.91           0.91           0.91           0.91           0.94
    Net realized and unrealized gain..................        0.39           0.01           0.40           0.05           0.01
    Common share equivalent of dividends paid to
    preferred shareholders*...........................       (0.19)         (0.11)         (0.09)         (0.07)         (0.10)
                                                            ------         ------         ------         ------         ------
Total income from investment operations...............        1.11           0.81           1.22           0.89           0.85
                                                            ------         ------         ------         ------         ------
Less dividends and distributions from:................
    Net investment income.............................       (0.75)         (0.83)         (0.90)         (0.85)         (0.79)
    Net realized gain.................................       (0.20)            --          (0.04)            --             --
                                                            ------         ------         ------         ------         ------
Total dividends and distributions.....................       (0.95)         (0.83)         (0.94)         (0.85)         (0.79)
                                                            ------         ------         ------         ------         ------
Anti-dilutive effect of acquiring treasury shares*....        0.02           0.04           0.03           0.03           0.03
                                                            ------         ------         ------         ------         ------
Net asset value, end of period........................      $15.53         $15.35         $15.33         $15.02         $14.95
                                                            ======         ======         ======         ======         ======
Market value, end of period...........................      $14.77         $14.43         $14.20         $13.72         $13.60
                                                            ======         ======         ======         ======         ======
Total Return+.........................................        9.31%          7.68%         10.60%          7.28%          6.65%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)................        0.94%(1)       0.79%(1)       0.83%(1)       0.81%(1)       0.72%(1)
Total expenses (before expense offset, exclusive of
 interest and residual trust expenses)................        0.78%(1)       0.79%(1)       0.83%(1)       0.81%(1)       0.72%(1)
Net investment income before preferred stock
 dividends............................................        5.96%          5.89%          6.01%          6.05%          6.38%
Preferred stock dividends.............................        1.22%          0.69%          0.60%          0.49%          0.69%
Net investment income available to common
 shareholders.........................................        4.74%          5.20%          5.41%          5.56%          5.69%
Supplemental Data:
Net assets applicable to common shareholders, end of
 period, in thousands.................................    $138,435       $140,299       $144,943       $146,008       $149,213
Asset coverage on preferred shares at end of period...         352%           355%           363%           365%           371%
Portfolio turnover rate...............................          14%            18%            13%            46%            16%

---------------------

    * The per share amounts were computed using an average number of common shares outstanding during the period.
    + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley California Quality Municipal Securities
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Morgan Stanley California Quality Municipal Securities:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley California Quality Municipal Securities (the "Trust"), including the portfolio of investments, as of October 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley California Quality Municipal Securities as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 12, 2007

Morgan Stanley California Quality Municipal Securities
SHAREHOLDER VOTING RESULTS (UNAUDITED)

On June 20, 2006, an annual meeting of the Trust's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees by all Shareholders:

                                                                               # OF SHARES
                                                              ----------------------------------------------
                                                                 FOR              WITHHELD           ABSTAIN
                                                              ----------------------------------------------
Frank L. Bowman.............................................  5,491,014            52,439               --
Kathleen A. Dennis..........................................  5,491,014            52,439               --
Edwin J. Garn...............................................  5,486,228            57,225               --
Michael F. Klein............................................  5,491,014            52,439               --
Michael E. Nugent...........................................  5,486,728            56,725               --
W. Allen Reed...............................................  5,491,014            52,439               --

No broker "non-votes" were cast in connection with this proposal. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

The following Trustees were not standing for reelection at this meeting: Michael Bozic, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Fergus Reid and James F. Higgins.

Morgan Stanley California Quality Municipal Securities
REVISED INVESTMENT POLICY (UNAUDITED)

THE TRUSTEES APPROVED THE FOLLOWING INVESTMENT POLICY:

INTEREST RATE TRANSACTIONS. The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Trust may be obligated to pay. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Trust may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Trust segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Trust enters into an interest rate swap on other than a net basis, the Trust would segregate the full amount accrued on a daily basis of the Trust's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Trust segregates assets to cover the obligations under the transactions. The Trust will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Trust's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Trust's interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Trust sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least

Morgan Stanley California Quality Municipal Securities
REVISED INVESTMENT POLICY (UNAUDITED) continued

equal to the full amount, accrued on a daily basis, of the Trust's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust contractually is entitled to receive.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

Independent Trustees:

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Frank L. Bowman (61)                     Trustee      Since August    President and Chief Executive        163
c/o Kramer Levin Naftalis & Frankel LLP               2006            Officer of the Nuclear Energy
Counsel to the Independent Trustees                                   Institute (policy
1177 Avenue of the Americas                                           organization) (since February
New York, NY 10036                                                    2005); Director or Trustee of
                                                                      various Retail Funds and
                                                                      Institutional Funds (since
                                                                      August 2006) formerly
                                                                      variously, Admiral in the U.S.
                                                                      Navy, Director of Naval
                                                                      Nuclear Propulsion Program and
                                                                      Deputy Administrator-Naval
                                                                      Reactors in the National
                                                                      Nuclear Security
                                                                      Administration at the U.S.
                                                                      Department of Energy
                                                                      (1996-2004). Honorary Knight
                                                                      Commander of the Most
                                                                      Excellent Order of the British
                                                                      Empire.

Michael Bozic (65)                       Trustee      Since April     Private investor; Chairperson        173
c/o Kramer Levin Naftalis & Frankel LLP               1994            of the Valuation, Insurance
Counsel to the Independent Trustees                                   and Compliance Committee
1177 Avenue of the Americas                                           (since October 2006); Director
New York, NY 10036                                                    or Trustee of the Retail Funds
                                                                      (since April 1994) and the
                                                                      Institutional Funds (since
                                                                      July 2003); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (July 2006-September
                                                                      2006); Vice Chairman of Kmart
                                                                      Corporation (December 1998-
                                                                      October 2000), Chairman and
                                                                      Chief Executive Officer of
                                                                      Levitz Furniture Corporation
                                                                      (November 1995-November 1998)
                                                                      and President and Chief
                                                                      Executive Officer of Hills
                                                                      Department Stores (May
                                                                      1991-July 1995); variously
                                                                      Chairman, Chief Executive
                                                                      Officer, President and Chief
                                                                      Operating Officer (1987-1991)
                                                                      of the Sears Merchandise Group
                                                                      of Sears, Roebuck & Co.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Frank L. Bowman (61)                     Director of the National
c/o Kramer Levin Naftalis & Frankel LLP  Energy Foundation, the U.S.
Counsel to the Independent Trustees      Energy Association, the
1177 Avenue of the Americas              American Council for Capital
New York, NY 10036                       Formation and the Armed
                                         Services YMCA of the USA.
Michael Bozic (65)                       Director of various business
c/o Kramer Levin Naftalis & Frankel LLP  organizations.
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Kathleen A. Dennis (53)                  Trustee      Since August    President, Cedarwood                 163
c/o Kramer Levin Naftalis & Frankel LLP               2006            Associates (mutual fund
Counsel to the Independent Trustees                                   consulting) (since July 2006);
1177 Avenue of the Americas                                           Chairperson of the Money
New York, NY 10036                                                    Market and Alternatives
                                                                      Sub-Committee of the
                                                                      Investment Committee (since
                                                                      October 2006) and Director or
                                                                      Trustee of various Retail
                                                                      Funds and Institutional Funds
                                                                      (since August 2006); formerly,
                                                                      Senior Managing Director of
                                                                      Victory Capital Management
                                                                      (1993-2006).

Edwin J. Garn (74)                       Trustee      Since January   Consultant; Director or              173
1031 N. Chartwell Court                               1993            Trustee of the Retail Funds
Salt Lake City, UT 84103                                              (since January 1993) and the
                                                                      Institutional Funds (since
                                                                      July 2003); Member of the Utah
                                                                      Regional Advisory Board of
                                                                      Pacific Corp. (utility
                                                                      company); formerly Managing
                                                                      Director of Summit Ventures
                                                                      LLC (lobbying and consulting
                                                                      firm) (2000-2004); United
                                                                      States Senator (R-Utah)
                                                                      (1974-1992) and Chairman,
                                                                      Senate Banking Committee
                                                                      (1980-1986), Mayor of Salt
                                                                      Lake City, Utah (1971-1974),
                                                                      Astronaut, Space Shuttle
                                                                      Discovery (April 12-19, 1985),
                                                                      and Vice Chairman, Huntsman
                                                                      Corporation (chemical
                                                                      company).

Wayne E. Hedien (72)                     Trustee      Since           Retired; Director or Trustee         173
c/o Kramer Levin Naftalis & Frankel LLP               September 1997  of the Retail Funds; (Since
Counsel to the Independent Trustees                                   September 1997) and the
1177 Avenue of the Americas                                           Institutional Funds (since
New York, NY 10036                                                    July 2003); formerly
                                                                      associated with the Allstate
                                                                      Companies (1966-1994), most
                                                                      recently as Chairman of The
                                                                      Allstate Corporation (March
                                                                      1993-December 1994) and
                                                                      Chairman and Chief Executive
                                                                      Officer of its wholly-owned
                                                                      subsidiary, Allstate Insurance
                                                                      Company (July 1989-December
                                                                      1994).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Kathleen A. Dennis (53)                  None.
c/o Kramer Levin Naftalis & Frankel LLP
Counsel to the Independent Trustees
1177 Avenue of the Americas
New York, NY 10036
Edwin J. Garn (74)                       Director of Franklin Covey
1031 N. Chartwell Court                  (time management systems), BMW
Salt Lake City, UT 84103                 Bank of North America, Inc.
                                         (industrial loan corporation),
                                         Escrow Bank USA (industrial
                                         loan corporation); United
                                         Space Alliance (joint venture
                                         between Lockheed Martin and
                                         the Boeing Company) and Nuskin
                                         Asia Pacific (multilevel
                                         marketing); member of the
                                         board of various civic and
                                         charitable organizations.
Wayne E. Hedien (72)                     Director of The PMI Group Inc.
c/o Kramer Levin Naftalis & Frankel LLP  (private mortgage insurance);
Counsel to the Independent Trustees      Trustee and Vice Chairman of
1177 Avenue of the Americas              The Field Museum of Natural
New York, NY 10036                       History; director of various
                                         other business and charitable
                                         organizations.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Dr. Manuel H. Johnson (57)               Trustee      Since July      Senior Partner, Johnson Smick        173
c/o Johnson Smick Group, Inc.                         1991            International, Inc.,
888 16th Street, N.W.                                                 (consulting firm); Chairperson
Suite 740                                                             of the Investment Committee
Washington, D.C. 20006                                                (since October 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2003); Co-Chairman
                                                                      and a founder of the Group of
                                                                      Seven Council (G7C), an
                                                                      international economic
                                                                      commission; formerly
                                                                      Chairperson of the Audit
                                                                      Committee (July 1991-September
                                                                      2006); Vice Chairman of the
                                                                      Board of Governors of the
                                                                      Federal Reserve System and
                                                                      Assistant Secretary of the
                                                                      U.S. Treasury.

Joseph J. Kearns (64)                    Trustee      Since July      President, Kearns & Associates       174
c/o Kearns & Associates LLC                           2003            LLC (investment consulting);
PMB754                                                                Chairperson of the Audit
23852 Pacific Coast Highway                                           Committee (since October 2006)
Malibu, CA 90265                                                      and Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since August 1994); formerly
                                                                      Deputy Chairperson of the
                                                                      Audit Committee (July 2003-
                                                                      September 2006) and
                                                                      Chairperson of the Audit
                                                                      Committee of the Institutional
                                                                      Funds (October 2001-July
                                                                      2003); formerly CFO of the J.
                                                                      Paul Getty Trust.


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Dr. Manuel H. Johnson (57)               Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.            construction); Director of KFX
888 16th Street, N.W.                    Energy; Director of RBS
Suite 740                                Greenwich Capital Holdings
Washington, D.C. 20006                   (financial holding company).
Joseph J. Kearns (64)                    Director of Electro Rent
c/o Kearns & Associates LLC              Corporation (equipment
PMB754                                   leasing), The Ford Family
23852 Pacific Coast Highway              Foundation, and the UCLA
Malibu, CA 90265                         Foundation.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
Michael F. Klein (47)                    Trustee      Since August    Chief Operating Officer and          163
c/o Kramer Levin Naftalis & Frankel LLP               2006            Managing Director, Aetos
Counsel to the Independent Trustees                                   Capital, LLC (since March
1177 Avenue of the Americas                                           2000); Chairman of the
New York, NY 10036                                                    Fixed-Income Sub-Committee of
                                                                      the Investment Committee
                                                                      (since October 2006) and
                                                                      Director or Trustee (since
                                                                      August 2006) of various Retail
                                                                      Funds and Institutional Funds;
                                                                      formerly Managing Director,
                                                                      Morgan Stanley & Co. Inc. and
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management,
                                                                      President, Morgan Stanley
                                                                      Institutional Funds (June
                                                                      1998-March 2000) and
                                                                      Principal, Morgan Stanley &
                                                                      Co. Inc. and Morgan Stanley
                                                                      Dean Witter Investment
                                                                      Management (August
                                                                      1997-December 1999).

Michael E. Nugent (70)                   Chairman of  Chairman of     General Partner of Triumph           173
c/o Triumph Capital, L.P.                the Board    the Board       Capital, L.P., a private
445 Park Avenue                          and Trustee  since July      investment partnership;
New York, NY 10022                                    2006 and        Chairman of the Boards of the
                                                      Trustee since   Retail Funds and Institutional
                                                      July 1991       Funds (since July 2006) and
                                                                      Director or Trustee of the
                                                                      Retail Funds (since July 1991)
                                                                      and the Institutional Funds
                                                                      (since July 2001); formerly
                                                                      Chairperson of the Insurance
                                                                      Committee (until July 2006);
                                                                      Vice President, Bankers Trust
                                                                      Company and BT Capital
                                                                      Corporation (1984-1988).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
Michael F. Klein (47)                    Director of certain investment
c/o Kramer Levin Naftalis & Frankel LLP  funds managed or sponsored by
Counsel to the Independent Trustees      Aetos Capital LLC.
1177 Avenue of the Americas
New York, NY 10036
Michael E. Nugent (70)                   None.
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY 10022

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                                                                        Number of
                                                                                                      Portfolios in
                                                                                                      Fund Complex
                                         Position(s)  Term of Office                                   Overseen by
       Name, Age and Address of           Held with   and Length of   Principal Occupation(s) During   Independent
          Independent Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
---------------------------------------  -----------  --------------  ------------------------------  -------------
W. Allen Reed (59)                       Trustee      Since August    Chairperson of the Equity Sub-       163
c/o Kramer Levin Naftalis & Frankel LLP               2006            Committee of the Investment
Counsel to the Independent Trustees                                   Committee (since October 2006)
1177 Avenue of the Americas                                           and Director or Trustee (since
New York, NY 10036                                                    August 2006) of various Retail
                                                                      Funds and Institutional Funds.
                                                                      President and CEO of General
                                                                      Motors Asset Management;
                                                                      formerly, Chairman and Chief
                                                                      Executive Officer of the GM
                                                                      Trust Bank and Corporate Vice
                                                                      President of General Motors
                                                                      Corporation (August 1994-
                                                                      December 2005).

Fergus Reid (74)                         Trustee      Since July      Chairman of Lumelite Plastics        174
c/o Lumelite Plastics Corporation                     2003            Corporation; Chairperson of
85 Charles Colman Blvd.                                               the Governance Committee and
Pawling, NY 12564                                                     Director or Trustee of the
                                                                      Retail Funds (since July 2003)
                                                                      and the Institutional Funds
                                                                      (since June 1992).


       Name, Age and Address of           Other Directorships Held by
          Independent Trustee                 Independent Trustee
---------------------------------------  ------------------------------
W. Allen Reed (59)                       Director of GMAC (financial
c/o Kramer Levin Naftalis & Frankel LLP  services), GMAC Insurance
Counsel to the Independent Trustees      Holdings and Temple-Inland
1177 Avenue of the Americas              Industries (packaging, banking
New York, NY 10036                       and forest products); member
                                         of the Board of Executives of
                                         the Morgan Stanley Capital
                                         International Editorial Board;
                                         Director of Legg Mason and
                                         Director of various investment
                                         fund advisory boards.
Fergus Reid (74)                         Trustee and Director of
c/o Lumelite Plastics Corporation        certain investment companies
85 Charles Colman Blvd.                  in the JPMorgan Funds complex
Pawling, NY 12564                        managed by J.P. Morgan
                                         Investment Management Inc.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Interested Trustee:

                                                                                                      Number of
                                                                                                    Portfolios in
                                                                                                    Fund Complex
                                       Position(s)  Term of Office                                   Overseen by
      Name, Age and Address of          Held with   and Length of   Principal Occupation(s) During   Interested
         Interested Trustee            Registrant    Time Served*            Past 5 Years             Trustee**
-------------------------------------  -----------  --------------  ------------------------------  -------------
James F. Higgins (58)                  Trustee      Since June      Director or Trustee of the           173
c/o Morgan Stanley Trust                            2000            Retail Funds (since June 2000)
Harborside Financial Center                                         and the Institutional Funds
Plaza Two                                                           (since July 2003); Senior
Jersey City, NJ 07311                                               Advisor of Morgan Stanley
                                                                    (since August 2000).


      Name, Age and Address of          Other Directorships Held by
         Interested Trustee                  Interested Trustee
-------------------------------------  ------------------------------
James F. Higgins (58)                  Director of AXA Financial,
c/o Morgan Stanley Trust               Inc. and The Equitable Life
Harborside Financial Center            Assurance Society of the
Plaza Two                              United States (financial
Jersey City, NJ 07311                  services).

---------------------

  * This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").
 ** The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.) as of October 31, 2006.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

Executive Officers:

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Ronald E. Robison (67)         President and    President       President (since September 2005) and Principal Executive
1221 Avenue of the Americas    Principal        since           Officer (since May 2003) of funds in the Fund Complex;
New York, NY 10020             Executive        September 2005  President (since September 2005) and Principal Executive
                               Officer          and Principal   Officer (since May 2003) of the Van Kampen Funds; Managing
                                                Executive       Director, Director and/or Officer of the Investment Adviser
                                                Officer since   and various entities affiliated with the Investment Adviser;
                                                May 2003        Director of Morgan Stanley SICAV (since May 2004). Formerly,
                                                                Executive Vice President (July 2003 to September 2005) of
                                                                funds in the Fund Complex and the Van Kampen Funds;
                                                                President and Director of the Institutional Funds (March
                                                                2001 to July 2003); Chief Administrative Officer of the
                                                                Investment Adviser; Chief Administrative Officer of Morgan
                                                                Stanley Services Company Inc.

J. David Germany (52)          Vice President   Since February  Managing Director and (since December 2005) Chief Investment
Morgan Stanley Investment                       2006            Officer -- Global Fixed Income of Morgan Stanley Investment
Management Ltd.                                                 Management; Managing Director and Director of Morgan Stanley
25 Cabot Square                                                 Investment Management Limited; Vice President of the Retail
Canary Wharf, London                                            and Institutional Funds (since February 2006).
United Kingdom E144QA

Dennis F. Shea (53)            Vice President   Since February  Managing Director and (since February 2006) Chief Investment
1221 Avenue of the Americas                     2006            Officer -- Global Equity of Morgan Stanley Investment
New York, NY 10020                                              Management; Vice President of the Retail and Institutional
                                                                Funds (since February 2006). Formerly, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley.

Barry Fink (51)                Vice President   Since February  Managing Director of Morgan Stanley Investment Management;
1221 Avenue of the Americas                     1997            Managing Director of the Investment Adviser and various
New York, NY 10020                                              entities affiliated with the Investment Adviser; Vice
                                                                President of the Retail Funds and (since July 2003) the
                                                                Institutional Funds. Formerly, Secretary, General Counsel
                                                                and/or Director of the Investment Adviser and various
                                                                entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.

Amy R. Doberman (44)           Vice President   Since July      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                     2004            Management of Morgan Stanley Investment Management (since
New York, NY 10020                                              July 2004); Vice President of the Retail Funds and the
                                                                Institutional Funds (since July 2004); Vice President of the
                                                                Van Kampen Funds (since August 2004); Secretary (since
                                                                February 2006) and Managing Director (since July 2004) of
                                                                the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and
                                                                General Counsel -- Americas, UBS Global Asset Management
                                                                (July 2000 to July 2004).

Carsten Otto (42)              Chief            Since October   Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Compliance       2004            Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Officer                          Director and Chief Compliance Officer of Morgan Stanley
                                                                Investment Management. Formerly, Assistant Secretary and
                                                                Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (39)      Vice President   Since December  Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1997            entities affiliated with the Investment Adviser; Vice
New York, NY 10020                                              President of the Retail Funds (since July 2002) and the
                                                                Institutional Funds (since December 1997). Formerly,
                                                                Secretary of various entities affiliated with the Investment
                                                                Adviser.

Morgan Stanley California Quality Municipal Securities
TRUSTEE AND OFFICER INFORMATION (UNAUDITED) continued

                                                   Term of
                                 Position(s)      Office and
  Name, Age and Address of        Held with       Length of
      Executive Officer          Registrant      Time Served*           Principal Occupation(s) During Past 5 Years
-----------------------------  ---------------  --------------  ------------------------------------------------------------
Francis J. Smith (41)          Treasurer and    Treasurer       Executive Director of the Investment Adviser and various
c/o Morgan Stanley Trust       Chief Financial  since July      entities affiliated with the Investment Adviser; Treasurer
Harborside Financial Center    Officer          2003 and Chief  and Chief Financial Officer of the Retail Funds (since July
Plaza Two                                       Financial       2003). Formerly, Vice President of the Retail Funds
Jersey City, NJ 07311                           Officer since   (September 2002 to July 2003).
                                                September 2002

Mary E. Mullin (39)            Secretary        Since June      Executive Director of the Investment Adviser and various
1221 Avenue of the Americas                     1999            entities affiliated with the Investment Adviser; Secretary
New York, NY 10020                                              of the Retail Funds (since July 2003) and the Institutional
                                                                Funds (since June 1999).

---------------------

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on July 10, 2006.

The Trust's Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Trust's N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                      2006 FEDERAL TAX NOTICE (UNAUDITED)

         During the year ended October 31, 2006, the Trust paid the following per share amounts from tax-exempt income: $0.77 to common shareholders, $1,507 to Series 1 preferred shareholders, $1,527 to Series 2 preferred shareholders and $1,549 to Series 3 preferred shareholders.

         For the year ended October 31, 2006, the Trust paid to common shareholders $0.18 per share from long-term capital gains.

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020
Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
California Quality
Municipal Securities

Annual Report
October 31, 2006

[MORGAN STANLEY LOGO]

RA06-01132P-Y10/06-IQCRPT-ANR

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12 A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that Joseph J. Kearns, an "independent" Trustee, is an "audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES .............   $31,200                N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $ 6,096(2)      $5,217,590(2)
   TAX FEES ............   $ 4,900(3)      $1,472,895(4)
   ALL OTHER FEES ......   $   -- (5)      $    --   (5)
TOTAL NON-AUDIT FEES ...   $10,996         $6,690,485

TOTAL ..................   $42,169         $6,690,485

2005

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   -------------------
AUDIT FEES .............   $30,448                N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $ 6,105(2)      $3,215,745(2)
   TAX FEES ............   $ 5,026(3)      $   24,000(4)
   ALL OTHER FEES ......   $   -- (5)      $    --   (5)
TOTAL NON-AUDIT FEES ...   $11,131         $3,239,745

TOTAL ..................   $41,579         $3,239,745

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                                                      APPENDIX A

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

     1. STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

     2. DELEGATION

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     3. AUDIT SERVICES

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     4. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     5. TAX SERVICES

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     6. ALL OTHER SERVICES

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

     8. PROCEDURES

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     9. ADDITIONAL REQUIREMENTS

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

     10. COVERED ENTITIES

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     Morgan Stanley Retail Funds

     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     Morgan Stanley Institutional Funds

     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Frank Bowman, Wayne Hedien, Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies PORTFOLIO MANAGEMENT. As of the date of this report, the Trust is managed by members of the Municipal Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust's portfolio and the overall execution of the strategy of the Trust are James F. Willison, a Managing Director of the Investment Adviser and Joseph R. Arcieri and John Reynoldson, Executive Directors of the Investment Adviser.

Mr. Willison has been associated with the Investment Adviser in an investment management capacity since January 1980 and began managing the Trust at inception. Mr. Arcieri has been associated with the Investment Adviser in an investment management capacity since January 1986 and began managing the Trust in January 2002. Mr. Reynoldson has been associated with the Investment Adviser in an investment management capacity since April 1987 and began managing the Trust in January 2002.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of October 31, 2006:

Mr. Willison managed 22 mutual funds with a total of approximately $7.4 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Arcieri managed 19 mutual funds with a total of approximately $5.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Mr. Reynoldson managed 19 mutual funds with a total of approximately $7.7 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Trust, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus.

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Investment Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2006, the portfolio managers did not own any shares of the Trust.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                               (d) Maximum Number
                                                                                 (or Approximate
                                                         (c) Total Number of    Dollar Value) of
                        (a) Total                         Shares (or Units)     Shares (or Units)
                        Number of                         Purchased as Part      that May Yet Be
                       Shares (or    (b) Average Price       of Publicly         Purchased Under
                         Units)     Paid per Share (or    Announced Plans or      the Plans or
Period                  Purchased          Unit)               Programs             Programs
------                 ----------   ------------------   -------------------   ------------------
November 1, 2005 --
November 30, 2005        18,600          $14.3494                N/A                   N/A
December 1, 2005 --
December 31, 2005        26,300          $14.2375                N/A                   N/A
January 1, 2006 --
January 31, 2006         34,800          $14.5233                N/A                   N/A
February 1, 2006 --
February 28, 2006        23,600          $14.4202                N/A                   N/A
March 1, 2006 --
March 31, 2006           23,500          $14.5830                N/A                   N/A
April 1, 2006 --
April 30, 2006           27,800          $14.3848                N/A                   N/A
May 1, 2006 --
May 31, 2006             14,700          $14.2410                N/A                   N/A
June 1, 2006 --
June 30, 2006            18,000          $14.2241                N/A                   N/A
July 1, 2006 --
July 31, 2006             9,100          $14.2459                N/A                   N/A
August 1, 2006 --
August 31, 2006           8,200          $14.4754                N/A                   N/A
September 1, 2006 --
September 30, 2006        5,200          $14.6062                N/A                   N/A
October 1, 2006 --
October 31, 2006r        14,900          $14.5941                N/A                   N/A
                        -------          --------
Total                   224,700          $14.4071                N/A                   N/A
                        =======          ========

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to provide reasonable assurance that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's ("SEC") rules and forms or by the SEC staff, based upon such officers' evaluation of these controls and procedures as of January 12, which is a date within 90 days of the filing date of the report. The Trust's principal executive officer and principal financial officer have also concluded that the Trust's disclosure controls and procedures designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is accumulated and communicated to the Trust's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure were effective.

Management of the Trust has determined that as of and prior to October 31, 2006, the Trust's fiscal year end, the Trust had a deficiency in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result, the Trust's independent registered public accountants advised the Trust that this control deficiency represented a material weakness in internal control over financial reporting as of October 31, 2006. Since October 31, 2006, and prior to the issuance of the Trust's annual report, management has revised its disclosure controls and procedures and its internal control over financial reporting in order to improve the controls' effectiveness to ensure that transactions in transfers of municipal securities are accounted for properly.

Management notes that other investment companies investing in similar investments over the same time periods had been accounting for such investments in a similar manner as the Trust. Accordingly, other investment companies are also concluding that there was a material weakness in their internal control over financial reporting of such investments. The changes in the Trust's financial statements did not impact the net asset value of the Trust's shares or the Trust's total return for any period.

(b) There were no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting. However, as discussed above, subsequent to October 31, 2006, the Trust's internal control over financial reporting was revised.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley California Quality Municipal Securities


/s/ Ronald E. Robison
------------------------------------
Ronald E. Robison
Principal Executive Officer
January 12, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
------------------------------------
Ronald E. Robison
Principal Executive Officer
January 12, 2007


/s/ Francis Smith
------------------------------------
Francis Smith
Principal Financial Officer
January 12, 2007